UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 2, 2005

HUSKER AG, LLC
(Exact name of registrant as specified in its charter)

Nebraska	000-49773	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54048 Highway 20 Plainview, Nebraska	68769
(Address of principal executive offices)	(Zip Code)

(402) 582-4446
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 2, 2005, Allen H. Sievertsen notified the Board of Directors of Husker Ag, LLC ("Husker Ag") of his resignation as Husker Ag's General Manager, effective December 31, 2005, due to his acceptance of a new management position with another company.

Item 8.01 Other Events.

On Monday, November 28, 2005, North central Nebraska, including the Plainview, Nebraska area where the Husker Ag ethanol plant is located, was hit by a severe blizzard which caused widespread power outages due to downed electrical power lines and related problems. As a result, the Husker Ag plant lost electrical power on November 28, 2005, and was forced to shut down. Full electrical power sufficient to operate the plant on a continuous basis was restored at 6 p.m. on Friday, December 2, 2005, and after clean up and maintenance, the plant was able to commence regular operations on December 3, 2005. Husker Ag management currently estimates lost net income for the 4th Quarter as a result of the loss of power and shut-down to be in a range of $75,000 to $100,000.

This Current Report on Form 8-K contains forward-looking statements that are based on information currently available to the Company's management. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as "may," "intend," "might," "will," "should," "could," "would," "expect," "believe," "estimate," "predict," "potential," or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks include, but are not limited to, those set forth in Item 6 "Management's Discussion and Analysis of Financial Condition and Result of Operations" of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004. Given these uncertainties, you should not place undue reliance on these statements. Also, these statements represent our estimates and assumptions only as of the date of this Current Report on Form 8-K, and we undertake no obligation to publicly update or revise these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUSKER AG, LLC

Date: December 7, 2005	By:	/s/ Fredrick J. Knievel
Fredrick J. Knievel, Chairman of the Board